UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2005 (April 27, 2005)

BANCORPSOUTH, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi	38804

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (662) 680-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Section 9 – Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE 04/28/05
EX-99.2 PRESS RELEASE 04/27/05

Section 8 – Other Events

     Item 8.01 Other Events.

     On April 28, 2005, BancorpSouth, Inc. issued a press release announcing the commencement of a stock repurchase program. On April 27, 2005, BancorpSouth, Inc. issued a press release announcing the declaration of a quarterly cash dividend payable to shareholders of record on June 15, 2005. A copy of the press releases are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference in their entirety.

Section 9 – Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

Exhibit 99.1 Press Release issued on April 28, 2005 by BancorpSouth, Inc. re: stock repurchase program

Exhibit 99.2 Press release issued on April 27, 2005 by BancorpSouth, Inc. re: quarterly dividend

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.
By:	/s/ L. Nash Allen, Jr.
L. Nash Allen, Jr.
Treasurer and Chief Financial Officer

Date: April 28, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued on April 28, 2005 by BancorpSouth, Inc. re: stock repurchase program
99.2	Press Release issued on April 27, 2005 by BancorpSouth, Inc. re: quarterly dividend